UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

B. RILEY PRINCIPAL MERGER CORP. II

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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B. RILEY PRINCIPAL MERGER CORP. II

299 Park Avenue, 21st Floor

New York, New York 10171

ADDITIONAL INFORMATION REGARDING THE SPECIAL MEETING OF

STOCKHOLDERS TO BE HELD ON THURSDAY, NOVEMBER 12, 2020

The following information supplements and relates to the definitive proxy statement (the “Definitive Proxy Statement”) that was mailed by B. Riley Principal Merger Corp. II (the “Company”) to its stockholders in connection with the Company’s special meeting of stockholders (the “Special Meeting”) to be held on Thursday, November 12, 2020, and the Company’s proposed business combination with Eos Energy Storage LLC. This supplement is being filed with the U.S. Securities and Exchange Commission (the “SEC”) and is being made available to stockholders on or about October 23, 2020. This supplement should be read in conjunction with the Definitive Proxy Statement filed with the SEC on October 23, 2020.